UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                         ------------------------------

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                     The Securities and Exchange Act of 1934


                                December 28, 1999
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                       Everest Reinsurance Holdings, Inc.
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             (Exact name of Registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                                     1-13816
                        -------------------------------
                             (Commission File Number

                                   22-3263609
                      ------------------------------------
                      (IRS Employer Identification Number)


                            Westgate Corporate Center
                              477 Martinsville Road
                                  P.O. Box 830
                      Liberty Corner, New Jersey 07938-0830
                   ------------------------------------------
                    (Address of principal executive officer)

                                 (908) 604-3000
                         -------------------------------
                         (Registrant's telephone number)



                          Page 1 of 3 (plus attachment)

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ITEM 5.           OTHER EVENTS

                  (a) On December 21, 1999, the registrant entered into a three-year senior revolving credit facility with a syndicate of lenders (the "Credit Facility"). First Union National Bank is the administrative agent for the Credit Facility. The Credit Facility will be used for liquidity and general corporate purposes and to refinance existing debt under the registrant's prior credit facility, which has been terminated. The Credit Facility provides for the borrowing of up to $150 million with interest at a rate selected by the registrant equal to either (i) the Base Rate (as defined below) or (ii) an adjusted London InterBank Offered Rate ("LIBOR") plus a margin. The Base Rate is the higher of the rate of interest established by First Union National Bank from time to time as its prime rate or the Federal Funds rate plus 0.5% per annum. The amount of the margin and the fees payable for the Credit Facility depend upon the registrant's senior unsecured debt rating or, if such is not available, on the financial strength rating of the registrant's subsidiary, Everest Reinsurance Company.

                  The Credit Facility agreement requires the registrant to maintain specified debt to capital and interest coverage ratios and to maintain Everest Reinsurance Company's statutory surplus at $850 million plus 25% of future aggregate net income and 25% of future aggregate capital contributions. The Credit Facility agreement also provides that if the proposed corporate restructuring occurs and the registrant becomes a subsidiary of Everest Re Group, Ltd., that Everest Re Group, Ltd. will guarantee the registrant's obligations under the Credit Facility. A copy of the Credit Facility agreement is filed herewith as Exhibit 10.30 and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits
                           --------

                           Exhibit No.        Description
                           -----------        -----------

                           10.30 Credit Agreement between Everest Reinsurance Holdings, Inc., the Lenders Named therein and First Union National Bank dated
                                              December 21, 1999 providing for
                                              a $150 million senior revolving
                                              credit facility.

                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    EVEREST REINSURANCE HOLDINGS, INC.


                                    /s/ JANET J. BURAK
                                    ----------------------------------
                                    Janet J. Burak
                                    Senior Vice President, General Counsel
                                    and Secretary


Dated:  December 28, 1999



                                  EXHIBIT INDEX


Exhibit No.          Description                              Page No.
-----------          -----------                              --------

10.30                Credit Agreement between Everest         Filed herewith
                     Reinsurance Holdings, Inc., the
                     Lenders Named therein and First
                     Union National Bank dated December
                     21, 1999 providing for a $150
                     million revolving credit facility.






                          Page 3 of 3 (plus attachment)
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